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                                                                   EXHIBIT 10.70
                                  ----------
                                   MORTGAGE
                                  ----------

     THIS MORTGAGE is made this 15th day of December 1999, between the Mortgagor Doros Platika and Patricia C. Platika both of Wayland, Middlesex County, MA (herein "Borrower"), and the Mortgagee Ontogeny, Inc. a corporation organized and existing under the laws of Delaware whose address is 45 Moulton Street, Cambridge, MA 02138 (herein "Lender").

     Whereas, Borrower is indebted to Lender in the principal sum of U.S. $500,000.00 which indebtedness is evidenced by a note from Doros Platika dated June 17, 1996, as amended August 31, 1998 and this date and extensions and renewals thereof (herein "Note"), providing for payments in accordance with such Note.

     To Secure to Lender the repayment of the indebtedness evidenced by the Note, with interest thereon; the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Mortgage; and the performance of the covenants and agreements of Borrower herein contained, Borrower does hereby mortgage, grant and convey to Lender, with power of sale, the following described property located in the County of Middlesex State of Massachusetts:

The land with the buildings thereon, known as and numbered 35 Sears Road, Wayland, Middlesex County, Massachusetts, more particularly bounded and described as follows:

NORTHERLY and Northwesterly by Sears Road, two hundred and ten feet;

NORTHEASTERLY by Lot 23 as shown on plan hereinafter mentioned, two hundred fifty-five and 55/100 feet;

SOUTHEASTERLY by Lot 1 on said plan, four hundred five and 99/100 feet; and

WESTERLY by Lot 21 on said plan, four hundred twenty-five and 07/100 feet.

Said parcel is shown as Lot 22 on said plan, (Plan No. 18189H).

For title reference see Certificate of Title No. 206388 issued by Middlesex South Registry District of the Land Court.

          Filed December 22, 1999 at 1:42 p.m.
          Middlesex South Registry District of the Land Court
          Document # 1127041
          Certificate of Title No. 206388


which has the address of ___35_ Sears -Road________________________ Wayland_____
                                  [Street]                         [City]
Massachusetts_________________01778_________________(herein "Property Address"):
                              [Zip Code]

     Together with all the improvements now or hereafter erected on the property, and all casements, rights, appurtenances and rents, all of which shall be deemed to be and remain a part of the property covered by this Mortgage; and all of the foregoing, together with said property (or the leasehold estate if this Mortgage is on a leasehold) are hereinafter referred to as the "Property."

     Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to mortgage, grant and convey the Property, and that the Property is unencumbered, except for encumbrances of record. Borrower covenants that Borrower warrants and will defend generally the title to the Property against all claims and demands, subject to encumbrances of record.

UNIFORM COVENANTS. Borrower and Lender covenant and agree as follows:

     1. Payment of Principal and Interest. Borrower shall promptly pay when due the principal and interest indebtedness evidenced by the Note and late charges as provided in the Note.

     3. Application of Payments. Unless applicable law provides otherwise, all payments received by Lender under the Note shall be applied by Lender first to interest payable on the Note, and then to the principal of the Note.

     4. Prior Mortgages and Deeds of Trust; Charges; Liens. Borrower shall perform all of Borrower's obligations under any mortgage, deed of trust or other security agreement with a lien which has priority over this Mortgage, including Borrower's covenants to make payments when due. Borrower shall pay or cause to be paid all taxes, assessments and other charges, fines and impositions attributable to the Property which may attain a priority over this Mortgage, and leasehold payments or ground rents, if any.

     5. Hazard Insurance. Borrower shall keep the iprovements now existing or hereafter erected on the Property insured against loss by fire, hazards included within the term "extended coverage", in the amount of replacement cost.

     6. Preservation and Maintenance of Property; Leaseholds; Condominiums; Planned Unit Developments. Borrower shall keep the Property in good repair and shall not commit waste or permit impairment or deterioration of the Property and shall comply with the provisions of any lease if this Mortgage is on a leasehold. If this Mortgage is on a unit in a condominium or a planned unit development. Borrower shall perform all of Borrower's obligations under the declaration or covenants creating or governing the condominium or planned unit development, the by-laws and regulations of the condominium or planned unit development, and constituent documents.

     7. Protection of Lender's Security. If Borrower fails to perform the covenants and agreements contained in this Mortgage, or if any action or proceeding is commenced which materially affects Lender's interest in the property, then Lender, at Lender's option, upon notice to Borrower, may make such appearances, disburse such sums, including reasonable attorneys' fees, and take such action as is necessary to protect Lender's interest. If Lender required mortgage insurance as a condition of making the loan secured by this Mortgage, Borrower shall pay the premiums required to maintain such insurance in effect until such time as the requirement for such insurance terminates in accordance with Borrower's and Lender's written agreement or applicable law.

     Any amounts disbursed by Lender pursuant to this paragraph 7, with interest thereon, at the Note rate, shall become additional indebtedness of Borrower secured by this Mortgage. Unless Borrower and Lender agree to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof. Nothing contained in this paragraph 7 shall require Lender to incur any expense or take any action hereunder.

     8. Inspection. Lender may make or cause to be made reasonable entries upon and inspections of the Property, provided that Lender shall give Borrower notice prior to any such inspection specifying reasonable cause therefor related to Lender's interest in the Property.

     9. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Mortgage.


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     10.  Borrower Not Released; Forbearance By Lender Not a Waiver. Extension
of the time for payment or modification of amortization of the sums secured by this Mortgage granted by Lender to any successor in Interest of Borrower shall not operate to release, in any manner, the liability of the original Borrower and Borrower's successors in interest. Lender shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify amortization of the sums secured by this Mortgage by reason of any demand made by the original Borrower and Borrower's successors in interest. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy.

     11. Successors and Assigns Bound; Joint and Several Liability; Co-signers. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 16 hereof. All covenants and agreements of Borrower shall be joint and several. Any Borrower who co-signs this Mortgage, but does not execute the Note, (a) is co-signing this Mortgage only to mortgage, grant and convey that Borrower's interest in the Property to Lender under the terms of this Mortgage, (b) is not personally liable on the Note or under this Mortgage, and (c) agrees that Lender and any other Borrower hereunder may agree to extend, modify, forbear, or make any other accommodations with regard to the terms of this Mortgage or the Note without that Borrower's consent and without releasing that Borrower or modifying this Mortgage as to that Borrower's interest in the Property.

     12. Notice. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Mortgage shall be given by delivering it or by mailing such notice by certified mail addressed to Borrower at the Property Address or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be given by certified mail to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Mortgage shall be deemed to have been given to Borrower or Lender when given in the manner designated herein.

     13. Governing Law; Severability. The state and local laws applicable to this Mortgage shall be the laws of the jurisdiction in which the Property is located. The foregoing sentence shall not limit the applicability of Federal law to this Mortgage. In the event that any provision or clause of this Mortgage or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage or the Note which can be given effect without the conflicting provision, and to this end the provisions of this Mortgage and the Note are declared to be severable. As used herein, "costs", "expenses" and "attorneys' fees" include all sums to the extent not prohibited by applicable law or limited herein.

     14. Borrower's Copy. Borrower shall be furnished a conformed copy of the Note and of this Mortgage at the time of execution or after recordation hereof.

     15. Rehabilitation Loan Agreement. Borrower shall fulfill all of Borrower's obligations under any home rehabilitation, improvement, repair, or other loan agreement which Borrower enters into with Lender. Lender, at Lender's option, may require Borrower to execute and deliver to Lender, in a form acceptable to Lender, an assignment of any rights, claims or defenses which Borrower may have against parties who supply labor, materials or services in connection with improvements made to the Property.

     16. Transfer of the Property or a Beneficial Interest in Borrower. If all or any part of the Property or any interest in it is sold or transferred (or if a beneficial interest in Borrower is sold or transferred and Borrower is not a natural person) without Lender's prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Mortgage. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Mortgage.

     If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Mortgage. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Mortgage without further notice or demand on Borrower.

     Non-Uniform Covenants. Borrower and Lender further covenant and agree as follows:

     17. Acceleration; Remedies. Except as provided in paragraph 16 hereof, upon Borrower's breach of any covenant or agreement of Borrower in this Mortgage, including the covenants to pay when due any sums secured by this MOrtgage, Lender prior to acceleration shall give notice to Borrower as provided in paragraph 12 hereof specifying; (1) the breach; (2) the action required to cure such breach; (3) a date, not less than 10 days from the date the notice is mailed to Borrower, by which such breach must be cured; and (4) that failure to cure such breach on or before the date specified in the notice may result in acceleration of the sums secured by this Mortgage and sale of the Property. The notice shall further inform Borrower of the right to reinstate after acceleration and the right to bring a court action to assert the nonexistence of a default or any other defense of Borrower to acceleration and sale. If the breach is not cured on or before the date specified in the notice, Lender, at Lender's option, may declare all of the sums secured by this Mortgage to be immediately due and payable without further demand and may invoke the STATUTORY POWER OF SALE and any other remedies permitted by applicable law. Lender shall be entitled to collect all reasonable costs and expenses incurred in pursuing the remedies provided in this paragraph 17, including, but not limited to, reasonable attorney's fees.

     If Lender invokes the STATUTORY POWER OF SALE, Lender shall mail a copy of a notice of sale to Borrower, and to any other person required by applicable law, in the manner provided by applicable law. Lender shall publish the notice of sale and the Property shall be sold in the manner prescribed by applicable law. Lender or Lender's designee may purchase the Property at any sale. The proceeds of the sale shall be applied in the following order: (a) to all reasonable costs and expenses of the sale, including reasonable attorneys' fees ad costs of title evidence; (b) to all sums secured by this Mortgage; and (c) the excess, if any, to the person or persons legally entitled thereto.





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     20. Release. Upon payment of all sums secured by this Mortgage, Lender shall discharge this Mortgage without cost to Borrower. Borrower shall pay all costs of recordation, if any.





                         REQUEST FOR NOTICE OF DEFAULT
________________________AND FORECLOSURE UNDER SUPERIOR__________________________
                          MORTGAGES OR DEEDS OF TRUST

     IN WITNESS WHEREOF, Borrower has executed this Mortgage under Seal.


                                           /s/ Doros Platika
                                         .......................................
                                           Doros Platika               -Borrower


                                           /s/ Patricia C. Platika
                                         .......................................
                                           Patricia C. Platika         -Borrower


     The Note secured by the Mortgage has:
a Principal Sum of................. a Period of Loan of.........................
a Rate of Interest of.............. Periodic Due Dates of.......................



COMMONWEALTH OF MASSACHUSETTS. Middlesex County as:


     On this 9/th/ day of December 1999 before me personally appeared Doros Platika and Patricia C. Platika and acknowledged the foregoing to be their free act and deed.


My Commission expires: June 19, 2003

                                                    /s/ George A. Eldridge
                                                 ...............................
                                                         Notary Public
                                                     George A. Eldridge




____________(Space Below This Line Reserved For Lender and Recorder)___________